© 2024 Inspire Medical Systems, Inc. All Rights Reserved Inspire Medical Systems, Inc. JP Morgan Healthcare Conference INSPIRE CONFIDENTIAL. Inspire is a public company and has an Insider Trading Policy. The content in this deck is not to be shared with anybody outside of Inspire Medical Systems, Inc. It is for internal review and discussion only January 13, 2025 NYSE: INSP

JP Morgan Investor Update Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the planned investments in our business, our growth strategies, the expected timing of regulatory approval and market introduction for new products, the potential impact that our growth strategies and initiatives may have on our business, full year 2024 financial and operational outlook, the ability of our SleepSync digital health platform to drive growth, and positive insurance coverage of Inspire therapy and improvements in patient flow, care pathway capacity, market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impacts of public health crises and pandemics; the impact of macroeconomic trends; general and international economic, political, and other risks, including currency, inflation and stock market fluctuations and the uncertain economic environment; challenges experienced by patients in obtaining prior authorization; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; the impact of glucagon-like peptide 1 class of drugs on demand for our Inspire therapy; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recently filed Annual Report on Form 10-K as updated in our most recently filed Quarterly Report on Form 10-Q, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward- looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties.

enhancing patient lives through sleep innovation I t a l l s tarts and ends wi th our mission We are a medical technology company committed to JP Morgan Investor Update

From our entrepreneurial beginnings, and with a focus on delivering life-changing outcomes, we’ve been enhancing the lives of patients for over 17 years… >90,000 Patients treated >$800M Revenue >1,500 Implanters Founded 2007 IPO 2018 Today 4,000 Patients treated $50M Revenue 200 Implanters With new innovations on the horizon and a big blue ocean of opportunity in front of us! … and we are still just getting started JP Morgan Investor Update

- 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Total implants New implants Minutes between implants Our global impact continues to climb >90K Patients treated with Inspire therapy to date A patient receives Inspire therapy on average about every 15 minutes ≈100 hours ≈5 hours ≈15 mins JP Morgan Investor Update

Highl ights in 4 th quarter and fu l l -year 2024 Sustained Rapid Growth JP Morgan Investor Update $51 $82 $115 $233 $408 $625 ~$803 2018 2019 2020 2021 2022 2023 2024 • Activated 72 new U.S. centers in Q4, bringing the total to 1,435 U.S. centers • Created 12 new U.S. sales territories in Q4, bringing the total to 335 U.S. sales territories • Received FDA approval of the Inspire V neurostimulation system • Initiated soft launch with >40 implants in Singapore and the U.S. • Initial 2025 Revenue guidance of $940-$955 million Revenue ($ in Millions)

Obstructive Sleep Apnea is caused by blockage that prevents airflow to the lungs 7 Airway obstruction during breathing Typical OSA event • Results in repeated arousals and oxygen desaturations • Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea- Hypopnea Index (AHI) Normal Mild Moderate Severe 5 15 30 Apnea-Hypopnea Index JP Morgan Investor Update

OSA is a chronic disease that is often untreated and proven to be linked to serious health risks

Typical Patient Profile

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

Exacerbated Health Risks

2x
The risk for stroke[1]

5x
The risk for cardiovascular mortality[3]

2x
The risk for sudden cardiac death[2]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]



Increased Risk of Mortality 5
100%
90%
80%
70%
60%
50%
% Surviving
0
5
10
15
20
Years of Follow-up
No OSA
Mild OSA
Moderate OSA
Severe OSA

1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

Inspire. JP Morgan Investor Update

Current treatment options, such as CPAP and invasive surgeries, have significant limitations

CPAP is the first-line therapy…

- Demonstrated improvements in disease severity and long-term gold standard therapy
- Major limitation as a therapeutic option is primarily due to low patient compliance (~35%–65%)

Drivers of Non-Compliance

- Mask Discomfort
- Mask Leakage
- Pressure Intolerance
- Skin Irritation
- Nasal Congestion
- Nasal Drying
- Nosebleeds
- Claustrophobia
- Lack of Intimacy



…with surgical alternatives for treatment



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- Inpatient surgery with extended recovery

1. Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.

Inspire. JP Morgan Investor Update

JP Morgan Investor Update CPAP prescriptions annually ≈ 2,000,000 CPAP non-compliant ≈ 700,000 Inspire eligible ≈ 500,000 Adults with moderate to severe OSA ≈23,000,000 >$10B opportuni ty The domestic OSA market is very large…

Inspire Therapy is an Innovative and Proven Solution for Patients with OSA Inspire Therapy Utilizes a Proprietary Closed-Loop Sensing Algorithm to Modulate Therapy Delivery Inspire Solution 2  Typically a 60-90 min. outpatient procedure  Requires only two small incisions  Patients usually recover quickly and resume normal activities within a few days Hypoglossal Nerve Neurostimulator Stimulation Lead Sensing Lead 431 Neurostimulator houses the electronics and battery power for the device Patient Remote facilitates patient control of therapy Stimulation lead delivers electrical stimulation to the hypoglossal nerve Sensing lead detects when the patient is attempting to breathe JP Morgan Investor Update Inspire IV Neurostimulator Patient Remote

JP Morgan Investor Update Original Inspire Products – Inspire I and Inspire II 2005-20171995-2000 ®

Continuous Evolution of Inspire Therapy and Technology Silicone Leads: Q3 2022 Inspire IV: Q2 2017 Full Body MRI: Q3 2022 Redesigned Physician Programmer: Q1 2024 Inspire Cloud: 2017 SleepSync : Q1 2022 Inspire Remote: Q2 2016 Bluetooth® Remote: Q1 2022 Inspire V: 2025 • CE Mark Approval in Europe in 2010 • FDA Approval in 2014 • Full U.S. Insurance Coverage in 2019 • EU MDR Approval in 2024 JP Morgan Investor Update

Inspire V: Expect 20% reduced implant time, improved therapy performance, fewer revisions, & future innovation

Therapy Evolution Built-in

- Multiple electrodes capability
- Enables new stim targets and sensing features

Consistent Long Battery Life of 11 years on average


Inspire
Sleep Apnea Innovation
SN TML050419L
Model 3150
Inspire Medical Systems





Proven Cybersecurity





Flexible Software Platform

- Downloadable features for clinical studies and field upgrades
- Future features could include posture-responsive therapy, auto start/pause, AHI detection



State of the Art Technology

- Allows stim of multiple targets
- Multiple Sensing Modes

Sensor Performance


Current Sensor
Inspire V

SleepSync™ Connectivity

- Support for future remote programming
- Remote software updates for all components

Inspire | JP Morgan Investor Update

• Initial Experience in Singapore at the Singapore General Hospital • Professor Toh Song Tar • Dr. Shaun Loh Ray Han National University Hospital • Dr. Crystal Cheong • 40 of a planned 44 implants successfully completed to date • Strong feedback from physicians regarding improved procedure without having to place pressure sensing lead • Other improvements included streamlined inter-operative testing and patient therapy activation post-op • Initial U.S. cases performed at the University of Pittsburgh Medical Center • Dr. Ryan Soose • Broader soft launch in the US in process • Continue to build inventory to support phased commercial launch in the US Inspire V system Initial Inspire V System experience with implants in Singapore and in the U.S. JP Morgan Investor Update

Dynamic patient engagement

\+

Efficient care coordination

Expanding sleep clinician confidence & capacity enabling more patients to benefit from Inspire therapy

SleepSync™ Digital Health Platform

Patient
Inspire App


8h 20min
Sleep quality
How are you feeling?

- Find a doctor
- Customized education
- Track therapy & sleep quality
- Virtual check-ins

Remote patient management

- Symptom relief
- Adherence
- Disease burden (future)
- Remote adjustments (future)

Clinician
SleepSync™ Web Portal



- Access therapy quality measures
- Manage patients by exception
- Grow confidence & productivity
- Support sleep practice economics

Inspire | JP Morgan Investor Update

Strong Patient Outcomes

Inspire patients experience a significant reduction in the severity of their OSA



33.0
10.2
Median AHI (events/hr)
Baseline (n=1,963)
12-mo All Night Study (n=890)

Inspire patients report less sleepiness and demonstrate strong therapy adherence



11.0
6.0
Median ESS
Baseline (n=1,712)
12-mo Visit (n=994)

Hours of nightly use at 12-months (n=913): **~6 hours**

Inspire patients report having a positive patient experience and enhanced quality of life

Question	Result	
How does Inspire compare against your previous experience with CPAP?	91%	Say Inspire is better
I would recommend Inspire to a friend or family member.	93%	Agree or strongly agree
Given the chance, I would choose to receive Inspire again.	92%	Agree or strongly agree
Overall, how satisfied are you with Inspire?	90%	Satisfied or very satisfied

Data on file

Inspire | JP Morgan Investor Update

JP Morgan Investor Update Proven Safety Cons i s tent improvement in dev ice su rv ivabi l i ty year a f te r yearStrong Patient Outcomes Months after implant C um ul at iv e Im pl an t s ur vi va l Data on file • Inspire is committed to continually improving patient safety • Significant progress since STAR trial to today 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 12 24 36 48 60 72 84 2018 2019 20212022 2020 2023 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 12 24 36 48 60 72 84 2018 2019 2021 2022 2020 2023 Freedom from Revision Freedom from Explant

…and we are just getting started!! Continued scaling of the organization provides opportunity to align and focus our management team for continued growth • Chief Strategy and Growth Officer – Carlton Weatherby • Chief Manufacturing and Quality Officer – Jason Kelly • EVP, Patient Access and Therapy Development – Randy Ban • SVP, Strategic Sales – Ivan Lubogo • SVP, U.S. Sales – Joe Sander JP Morgan Investor Update

Inspire V On track for full launch in 2025 JP Morgan Investor Update

Del iver ing prof i tab le g rowth Continuing to invest in top line growth while improving profitability

First Mover. Market Disruptor. Innovation Leader.

>90K patients with Inspire

Proving out our care pathways and therapy optimization

>10B domestic market

With less than 5% penetration we have plenty of room to continue growing

Clinical evidence trove

>300 publications boasting a compelling body of evidence

Broad payor coverage

Reimbursement in all 50 states with >260 million US covered lives

Next-gen neurostimulator

>20 years in pursuing perfection of our technology

>$800M revenue in 2024

28% year-over-year growth, continuing our strong performance

Inspire | JP Morgan Investor Update

Inspire Medical Systems, Inc. We are a medical technology company committed to enhancing patient lives through sleep innovation “Put the pat ient f i r s t and you wi l l never lose your way.” Demonstrate Operational Excellence Drive Therapy Adoption Strengthen Organizational Culture Focused on Outcomes. Fueled by Innovation. Grounded in Integrity. Committed to Compliance. Leading with Respect. Positively Persistent.

Sustainability at Inspire Committed to improving the economic, social, and environmental impacts that our business has on the communities in which we operate, as well as our customers, business partners, suppliers, employees, and stockholders. E N V I R O N M E N T A L We work to operate our business responsibly and reduce our impact on the environment wherever feasible. • Board and executive officers are responsible for oversight, identification, and communication of all climate-related risks and opportunities. • Inspire desires to support a net-zero carbon future and is working toward developing a carbon reduction plan. As a first step, we are in the process of conducting our first Scope 1, 2 and 3 GHG emissions inventory. S O C I A L Product safety and quality are of the utmost importance at Inspire. We also pride ourselves on our innovative and collaborative work environment, which we believe has driven our success and which we seek to uphold through an inclusive workforce, generous compensation and benefits, open communication, a focus on employee health, well- being and engagement, and robust training and development programs. • Our company’s success is built on our enduring commitment to product quality and patient outcomes. • We aim to foster a culture of continuous learning with significant investments in our people through programs focused on leadership and professional development. G O V E R N A N C E We strive to maintain strong governance practices and high standards of ethics, compliance, and accountability designed to provide long-term value creation opportunities. • Governance practices include regular consideration and assessment of our governance structure, board and committee function, and board and management succession. • Strong and diverse Board collectively possessing a range of qualifications, skills, and experiences that align with our long-term strategy and business needs. • Sustainability matters overseen by Board, executive leadership, and cross-functional team. JP Morgan Investor Update

No mask. No hose. Just sleep. INSPIRE CONFIDENTIAL. Inspire is a public company and has an Insider Trading Policy. The content in this deck is not to be shared with anybody outside of Inspire Medical Systems, Inc. It is for internal review and discussion only www.inspiresleep.com ®